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                                EATON CORPORATION
                         2008 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 21
                        SUBSIDIARIES OF EATON CORPORATION

Eaton is publicly held and has no parent corporation. Eaton's subsidiaries as of December 31, 2008 and the state or country in which each was organized are as follows:

Consolidated subsidiaries (A)                                   Where Organized
-----------------------------                                   ---------------
Argo-Tech Corporation Costa Mesa                                California
Eaton MDH Company Inc.                                          California
Eaton Aerospace HiTemp Inc.                                     Colorado
Aeroquip International Inc.                                     Delaware
Eaton Industrial Corporation                                    Delaware
Argo-Tech Corporation (Aftermarket)                             Delaware
Argo-Tech Corporation (OEM)                                     Delaware
Durodyne Inc.                                                   Delaware
Eaton Asia Investments Corporation                              Delaware
Eaton Aviation Corporation                                      Delaware
Eaton Aviation Products Corporation                             Delaware
Eaton Electrical de Puerto Rico Inc.                            Delaware
Eaton Electrical Inc.                                           Delaware
Eaton Filtration LLC                                            Delaware
Eaton Hydraulics Inc.                                           Delaware
Eaton Hydraulics LLC                                            Delaware
Eaton International Corporation                                 Delaware
Eaton MDH Limited Partnership                                   Delaware
Eaton USEV Holding Company                                      Delaware
Eaton Worldwide LLC                                             Delaware
EIC Holding I LLC                                               Delaware
EIC Holding II LLC                                              Delaware
EIC Holding III LLC                                             Delaware
EIC Holding IV LLC                                              Delaware
EIC Holding V LLC                                               Delaware
EIC Holding VI LLC                                              Delaware
EIC Holding GP I                                                Delaware
EIC Holding GP II                                               Delaware
EIC Holding GP III                                              Delaware
EIC Holding GP IV                                               Delaware
Intelligent Switchgear Organization LLC                         Delaware
Modern Molded Products, Inc.                                    Delaware
Tractech Holdings Inc.                                          Delaware
Tractech Inc.                                                   Delaware
U.S. Engine Valve                                               Delaware
Vickers International Inc.                                      Delaware
Aphel Technologies Inc.                                         Florida
Eaton Aeroquip Inc.                                             Michigan
Eaton Fuel Vapor Systems LLC                                    Michigan
Eaton Inoac Company                                             Michigan
Eaton Aeroquip LLC                                              Ohio
Eaton Electrical IDT Inc.                                       Ohio
Eaton Holding International LLC                                 Ohio
Eaton Leasing Corporation                                       Ohio
Moeller Electric Corporation                                    Oklahoma
Cutler-Hammer de Argentina S.A.                                 Argentina
Eaton Power Quality S.A.                                        Argentina
Eaton S.A.                                                      Argentina
Eaton Electric Systems Pty. Ltd.                                Australia
Eaton Industries Pty. Ltd.                                      Australia
Eaton Power Quality Pty. Ltd.                                   Australia
Moeller Electric (Pty.) Ltd.                                    Australia



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
Eaton Holding G.m.b.H.                                          Austria
Moeller Beteligungen G.m.b.H.                                   Austria
Moeller Gebaudeautomation G.m.b.H.                              Austria
Moeller Holding Austria G.m.b.H.                                Austria
Aeroquip-Vickers Assurance Ltd.                                 Barbados
Eaton Holding Srl                                               Barbados
Eaton Electric S.A.                                             Belgium
Eaton Filtration, BVBA                                          Belgium
Aeroquip-Vickers International Inc.                             Bermuda
Cambridge International Insurance Company Ltd.                  Bermuda
Eaton Services Limited                                          Bermuda
Saturn Insurance Company Ltd.                                   Bermuda
Aeroquip do Brasil, Ltda.                                       Brazil
Eaton Ltda.                                                     Brazil
Eaton Power Solutions Ltda.                                     Brazil
Moeller Electric Ltda.                                          Brazil
Asian Power Devices Ltd. (BVI)                                  British Virgin Islands
Phoenixtec International Corp.                                  British Virgin Islands
Senyuan International Investments Limited                       British Virgin Islands
Team Achieve Investments Limited                                British Virgin Islands
Winner Hydraulics Ltd.                                          British Virgin Islands
Moeller Electric EOOD Bulgaria                                  Bulgaria
Aeroquip-Vickers Canada, Inc.                                   Canada
Arrow Hose & Tubing, Inc.                                       Canada
Eaton ETN Offshore Company                                      Canada
Eaton ETN Offshore II Company                                   Canada
Eaton Power Quality Company                                     Canada
Eaton Yale Company                                              Canada
1057584 Ontario Inc.                                            Canada
Aeroquip Financial Ltd.                                         Cayman Islands
Cutler-Hammer Electrical Company                                Cayman Islands
Cutler-Hammer Industries Ltd.                                   Cayman Islands
Eaton Holding III Limited                                       Cayman Islands
Georgetown Financial Services Ltd.                              Cayman Islands
Green Holding Company                                           Cayman Islands
Senyuan International Holdings Limited                          Cayman Islands
Changzhou Lanling Electrical Co., Ltd.                          China
Changzhou Senyuan Switch Co. Ltd.                               China
Eaton (China) Investments Co., Ltd.                             China
Eaton Commercial (Shanghai) Co, Ltd                             China
Eaton Electrical Ltd.                                           China
Eaton Filtration (Shanghai) Co. Ltd.                            China
Eaton Fluid Conveyance (Luzhou) Co. Ltd.                        China
Eaton Fluid Power (Shanghai) Co. Ltd.                           China
Eaton Hydraulics Systems (Jining) Co. Ltd.                      China
Eaton Industries (Shanghai) Co. Ltd                             China
Eaton Industries (Wuxi) Co. Limited.                            China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.       China
Eaton (Ningbo) Fluid Conveyance Co. Ltd.                        China
Eaton Power Quality (Shanghai) Co Ltd.                          China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co. Ltd.   China
Eaton Truck and Bus Components Company (Shanghai) Ltd.          China
Hangzhou Eaton Power Quality Co., Ltd.                          China
Lian Zheng Electronics (Shenzhen) Co. Ltd.                      China
Moeller Electrical Equipment (Suzhou) Co. Ltd.                  China
Moeller Electric Shanghai Co. Ltd.                              China
Phoenixtec Electronics (Shenzhen) Co. Ltd.                      China
Santak Electronics (Shenzhen) Co. Ltd.                          China
Shanghai Eaton Engine Components Company, Ltd.                  China
UPE Electronics (Shenzen) Co. Ltd.                              China
Zhenjiang Eaton Electrical Systems Company Limited              China
Eaton Electrical S.A.                                           Costa Rica



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
Eaton Electric S.r.o.                                           Czech Republic
Eaton Industries S.r.o.                                         Czech Republic
Moeller Elektrotechnika S.r.o.                                  Czech Republic
Eaton Electric ApS                                              Denmark
Cutler-Hammer, S. A.                                            Dominican Republic
Eaton Holec, OY                                                 Finland
Eaton Power Quality Oy                                          Finland
Eaton Aviation S.A.S.                                           France
Eaton Electric S.A.S.                                           France
Eaton Power Quality Holding S.A.S.                              France
Eaton Power Quality S.A.S.                                      France
Eaton Power Solutions S.A.S.                                    France
Eaton S.A.S.                                                    France
Eaton Technologies S.A.                                         France
Moeller Electric S.A.S.                                         France
Eaton Automotive G.m.b.H.                                       Germany
Eaton Filtration G.m.b.H.                                       Germany
Eaton Filtration Holdings G.m.b.H.                              Germany
Eaton Fluid Connectors G.m.b.H.                                 Germany
Eaton Fluid Power G.m.b.H.                                      Germany
Eaton Holding G.m.b.H.                                          Germany
Eaton Holding II G.m.b.H. and Co. KG                            Germany
Eaton Holding Investments G.m.b.H. & Co. KG                     Germany
Eaton Industries Holding G.m.b.H.                               Germany
Eaton Moeller G.m.b.H. & Co. KG                                 Germany
Eaton Power Quality G.m.b.H.                                    Germany
Moeller Eaton Holding G.m.b.H.                                  Germany
Moeller Electric G.m.b.H.                                       Germany
Moeller G.m.b.H.                                                Germany
Eaton Filtration Limited                                        Hong Kong
Eaton Power Quality Limited                                     Hong Kong
Riseson International Limited                                   Hong Kong
Smartwish Intl Enterprise Ltd.                                  Hong Kong
Team Billion Investment Limited                                 Hong Kong
Vickers Systems Limited                                         Hong Kong
Yang Ming Ltd.                                                  Hong Kong
Moeller Electric Kft                                            Hungary
Eaton Fluid Power Limited                                       India
Eaton Industrial Systems Private Limited                        India
Eaton Industries Private Ltd.                                   India
Eaton Power Quality Private Limited                             India
Eaton Technologies Private Limited                              India
PT. Fluid Sciences Batam                                        Indonesia
Tractech (Ireland) Limited                                      Ireland
Eaton Fluid Power S.r.l.                                        Italy
Eaton S.r.l.                                                    Italy
Moeller Electric S.r.l.                                         Italy
Eaton Filtration Ltd.                                           Japan
Eaton Fluid Power Limited                                       Japan
Eaton Japan Co., Ltd.                                           Japan
Moeller Electric SIA                                            Latvia
Eaton Holding S.a r.l.                                          Luxembourg
Eaton Holding II S.a.r.l.                                       Luxembourg
Eaton Holding III S.a.r.l.                                      Luxembourg
Eaton Holding IV S.a.r.l.                                       Luxembourg
Eaton Holding V S.a.r.l.                                        Luxembourg
Eaton Holding VI S.a.r.l.                                       Luxembourg
Eaton Holding VIII S.a.r.l.                                     Luxembourg
Eaton Holding IX S.a.r.l.                                       Luxembourg
Eaton Holding X S.a.r.l.                                        Luxembourg
Eaton Holding XI S.a.r.l.                                       Luxembourg
Eaton Moeller Holding S.a.r.l.                                  Luxembourg



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
Eaton Electric Manufacturing Holdings Sdn. Bhd.                 Malaysia
Eaton Electric Switchgear Sdn. Bhd.                             Malaysia
ETN Asia International Limited                                  Mauritius
ETN Holding 1 Limited                                           Mauritius
ETN Holding 2 Limited                                           Mauritius
ETN Holding 3 Limited                                           Mauritius
Eaton Technologies S. de R.L. de C.V.                           Mexico
Eaton Controls, S. de R.L. de C.V.                              Mexico
Eaton Electrical Mexicana S. de R.L. de C.V.                    Mexico
Eaton Industries S. de R.L. de C.V.                             Mexico
Eaton Trading Company, S. de R.L. de C.V.                       Mexico
Eaton Truck Components, S. de R.L. de C.V.                      Mexico
Eaton Power Quality s.a.r.l.                                    Morocco
Eaton B.V.                                                      Netherlands
Eaton C.V.                                                      Netherlands
Eaton Electric B.V.                                             Netherlands
Eaton Holding B.V.                                              Netherlands
Eaton Holding I B.V.                                            Netherlands
Eaton Holding II B.V.                                           Netherlands
Eaton Holding III B.V.                                          Netherlands
Eaton Holding IV B.V.                                           Netherlands
Eaton Holding V B.V.                                            Netherlands
Eaton Holding VI B.V.                                           Netherlands
Eaton Holding International I B.V.                              Netherlands
Eaton Holding International II B.V.                             Netherlands
Eaton Industries B.V.                                           Netherlands
Eaton International B.V.                                        Netherlands
Moeller Electric BV                                             Netherlands
Eaton Finance N.V.                                              Netherlands Antilles
Eaton Industries Company                                        New Zealand
Moeller Electric AS                                             Norway
Eaton Automotive Components Sp. z o.o.                          Poland
Eaton Automotive Spolka z o.o.                                  Poland
Eaton Automotive Systems Sp. z o.o.                             Poland
Eaton Truck Components Spolka z o.o.                            Poland
Moeller Electric Sp. Z.o.o.                                     Poland
Eaton Madeira SGPS Lda                                          Portugal
Moeller Electro Prodictie SRL                                   Romania
Moeller Electric SRL                                            Romania
OOO Moeller Elektrik                                            Russia
Moeller Elektrik Produktion Mozhaisk                            Russia
Moeller Electric d.o.o. Serbia                                  Serbia
Aeroquip Singapore Private Limited                              Singapore
Asian Power (Singapore) Co.Pte.Ltd.                             Singapore
Eaton Electrical Pte. Ltd.                                      Singapore
Eaton Filtration Pte. Ltd.                                      Singapore
Eaton Power Quality Pte. Ltd.                                   Singapore
Moeller Electric Pte.Ltd.                                       Singapore
Vickers Systems Asia Pacific Pte. Ltd.                          Singapore
Eaton Electric Solutions s.r.o.                                 Slovak Republic
Moeller Electric s.r.o.                                         Slovak Republic
Aeroquip (South Africa) Pty. Ltd.                               South Africa
Eaton Truck Components (Pty.) Limited                           South Africa
Eaton Automotive Controls Limited                               South Korea
Eaton Limited                                                   South Korea
Aeroquip Iberica S.L.                                           Spain
Eaton Power Quality S.L..                                       Spain
Eaton S.L.                                                      Spain
Productos Eaton Livia S.L.                                      Spain
Medex S.L.                                                      Spain
Moeller Electric S.L.                                           Spain
Eaton Holec, AB                                                 Sweden


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
Eaton Power Quality AB                                          Sweden
Eaton Industries Manufacturing G.m.b.H.                         Switzerland
Eaton Manufacturing LP                                          Switzerland
Eaton Manufacturing III G.m.b.H.                                Switzerland
Moeller Electric AG                                             Switzerland
Asian Power Devices Inc.                                        Taiwan
Centralion Industrial Inc.                                      Taiwan
Eaton Phoenixtec MMPL Co.                                       Taiwan
Rubberon Technology Corporation Limited                         Thailand
Moeller Electric Ticaret Ltd. Sirket                            Turkey
D.P. Moeller Electric                                           Ukraine
Aphel Ltd.                                                      United Kingdom
Aphel Technologies Ltd.                                         United Kingdom
Carter Ground Fueling, Ltd.                                     United Kingdom
Eaton Aerospace Limited                                         United Kingdom
Eaton Electric Limited                                          United Kingdom
Eaton Filtration Limited                                        United Kingdom
Eaton Holding Limited                                           United Kingdom
Eaton Holding II Limited                                        United Kingdom
Eaton Industries Ltd.                                           United Kingdom
Eaton, Limited                                                  United Kingdom
Eaton Power Quality Limited                                     United Kingdom
Eaton Power Solutions Limited                                   United Kingdom
Integ Holdings Limited                                          United Kingdom
Integrated Hydraulics Limited                                   United Kingdom
Moeller Electric Limited                                        United Kingdom
Moeller Holding Limited                                         United Kingdom
Ultronics Limited                                               United Kingdom
Eaton Electrical, S.A.                                          Venezuela
Megatec-texenco Electrical Lighting BCC                         Vietnam

(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.